U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                  Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                        Date of Report:  November 4, 2004

                           ISA INTERNATIONALE INC.
           (Exact name of registrant as specified in its charter)

       Delaware                 001-16423                41-1925647
(State of incorporation) (Commission File Number)  (IRS Employer Id. No.)

2560 Rice Street          St. Paul, MN                   55113
(Mailing address of principal executive offices)       (Zip Code)
(651) 483-3114
Registrant's telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17CFR240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act (17CFR240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Section 5 Corporate Governance and Management
Item 5.03 Change in Fiscal Year

November 4, 2004 - ISA INTERNATIONALE INC. (OTCBB: ISAT) announced today that it has changed its fiscal year end to September 30. Formerly it was December 31, 2004. Fiscal year 2004 will have only three quarters of activity from January 1, 2004 to September 30, 2004. ISAT will be reporting its year-end results in Form 10-KSB. The Board of Directors of the Company approved the resolution to change its fiscal year as authorized under Article IX of its corporation bylaws on November 2, 2004.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2004

ISA INTERNATIONALE INC.

By /s/ Bernard L. Brodkorb
President and CEO